UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 2006

                               AVENUE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                        000-30-543              90-0200077
        --------                        ----------              ----------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
           incorporation)                                   Identification No.)

                        405 Lexington Avenue, 26th Floor
                            New York, New York 10174
                    (Address of principal executive offices)

                                 (888) 612-4188
              (Registrant's Telephone Number, Including Area Code)

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below under Item 1.02 (Termination of a Material Agreement) is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

Avenue Group, Inc. (the "Registrant") has resolved to conclude and cease its oil exploration activities in southeast Turkey. In connection therewith, on September 21, 2006, the Registrant caused its subsidiary, Avenue Energy, Inc. (the "Subsidiary"), to terminate the following agreement relating to such exploration activities: Revised and Restated Participation Agreement relating to Kahta Production Lease and Various Exploration Licenses in the Republic of Turkey, dated October 22, 2004 (the "Participation Agreement"), among the Subsidiary, Aladdin Middle East Ltd. ("Aladdin"), and certain other companies affiliated with Aladdin.

Pursuant to the Participation Agreement, the Subsidiary had a 10.5% percentage interest in certain exploration licenses granted by the state of Turkey to Aladdin and its affiliates with respect to oil wells located in Diyarbakir, Turkey, known as the "Karakilise" wells (the "Karakilise Licenses"). Such percentage interest was an undivided interest (expressed as a percentage) in all rights, interests, obligations and liabilities attaching to or arising from the Karakilise Licenses. The terms of the Participation Agreement have been previously disclosed on the Registrant's Current Report on Form 8-K, dated October 31, 2004, and filed with the Securities and Exchange Commission on November 3, 2004, and a copy of the Participation Agreement is annexed as an exhibit thereto.

On September 21, 2006, the Subsidiary and Aladdin entered into an Indemnification and Release Agreement (the "Release Agreement"), pursuant to which the Participation Agreement was terminated by mutual agreement. Pursuant to the Release Agreement, both the Subsidiary and Aladdin agreed to terminate the Participation Agreement, effective as of the date thereof. Aladdin released the Subsidiary from its obligation to make any payments to Aladdin under the Participation Agreement. In consideration for such release, the Subsidiary paid $50,000 to Aladdin and transferred to Aladdin the Subsidiary's 10.5% percentage interest in the Karakilise Licenses.

Neither the Release Agreement nor the termination of the Participation Agreement affects the rights of the Subsidiary under the Participation Agreement Relating to the Karakilise Licenses, dated May 10, 2005, among the Subsidiary, Aladdin and its affiliates, and JKX Turkey Limited. ("JKX"). Pursuant to such agreement, the Subsidiary had transferred to JKX a 4.5% percentage interest in the Karakilise Licenses to JKX.

For all the provisions of the Release Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the Release Agreement are qualified by references to said exhibit.

Section 8 - Other Events

Item 8.01 Other Events

The disclosure set forth above under Item 1.02 (Termination of a Material Agreement) is hereby incorporated by reference into this Item 8.01.

On October 13, 2006, the Registrant issued a press release announcing that the termination of the Participation Agreement.

For all the statements made in the press release, reference is hereby made to such press release annexed hereto as Exhibit 99.1. All statements made herein concerning the press release are qualified by references to said exhibit.
Section 9-Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

     (a) Financial Information. Not applicable

     (b) Pro forma financial information. Not applicable

     (c) Exhibits. The following exhibit is included with this report:

         Exhibit 99.1 Indemnification and Release Agreement, dated September 21, 2006, between Avenue Energy, Inc. and Aladdin Middle East Ltd.

         Exhibit 99.2 Press Release, October 13, 2006, issued by Avenue Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2006

                                                        AVENUE GROUP, INC.
                                                        (Registrant)

                                                        By: /s/ Levi Mochkin
                                                            ----------------
                                                        Name: Levi Mochkin
                                                        Title: President and
                                                        Chief Executive Officer